Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:	Kate Rajeck
Investor Relations
(617) 912-4380
www.bostonprivate.com

Boston Private Reports Strong Fourth Quarter Results

2004 full year earnings per share up 28%

Boston, MA, January 26, 2005– Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) today reported fourth quarter 2004 earnings of $0.33 per diluted share, up 18% compared to $0.28 per diluted share for the fourth quarter 2003. Net income for the fourth quarter 2004 was up 38% to $9.5 million, compared to net income of $6.9 million a year ago. For the year ended December 31, 2004, Boston Private reported earnings of $1.18 per diluted share, up 28% compared to $0.92 per diluted share for the year ended December 31, 2003. Net income for 2004 was up 54% to $33.6 million, compared to net income of $21.8 million a year ago. The Company also announced its quarterly cash dividend to shareholders increased 17% to $0.07 per share.

Cash earnings for the fourth quarter 2004 increased 31% to $0.38 per diluted share compared to $0.29 per diluted share for the fourth quarter 2003. Cash earnings for 2004 increased 28% to $1.37 per diluted share compared to $1.07 per diluted share for 2003. Boston Private calculates its cash earnings by adjusting net income to exclude significant nonrecurring items, and net amortization of intangibles and tax benefits related to purchase accounting. The Company provides this information to permit investors to compare Boston Private with similar companies that have not made acquisitions. (A detailed reconciliation table is attached.)

Timothy L. Vaill, Chairman and Chief Executive Officer, said, “Boston Private achieved strong growth this year and I am proud of our Affiliates’ accomplishments. The increase in profits reflects the organic growth realized throughout our organization, the strength of our diversified business model and the success of our geographic expansion. We are encouraged by the opportunities for growth that we see in the wealth management marketplace and we are focused on executing our business objectives as we to strive to deliver solid results for our shareholders.”

Fourth Quarter 2004 Results

Boston Private reported revenues increased 55% to $55.9 million for the fourth quarter 2004, over revenues of $36.2 million for the fourth quarter 2003. This increase was due to growth achieved in each of the Company’s businesses: private banking, wealth advisory and investment management, as well as the affiliation with three new companies in 2004. (The Company has incorporated presentations in the attached financial schedules excluding the impact of these affiliations in 2004 to facilitate an analysis of financial results on a “same affiliates” basis.)

The Company’s net interest income increased 45% or $7.9 million for fourth quarter 2004 compared to fourth quarter 2003. On a same affiliate basis, net interest income

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increased 26% for this period. Boston Private’s net interest margin decreased 7 basis points to 3.61% in the fourth quarter 2004 compared to the third quarter, primarily due to increased interest expense associated with the Company’s trust preferred convertible debt offering. Excluding the impact of the trust preferred offering in October, which was used to finance acquisitions, the consolidated bank net interest margin was 3.77% in the fourth quarter 2004. Income from other private banking fees, gains on sale of loans and investments and earnings in equity investments was up 108% to $3.3 million in the fourth quarter 2004 compared to $1.6 million in the prior year.

Boston Private’s loan portfolio achieved strong growth in 2004 with commercial loans up 54% and residential loans up 22% over the prior year. Commercial loans totaled $1.4 billion and represented 60% of the combined loan portfolio. Residential loans totaled $797 million and represented 35% of the total portfolio. Combined, the loan portfolio grew 39% over the past twelve months. This loan growth was supported by growth in deposits, which increased 44% to $2.4 billion in the fourth quarter 2004 over the prior year. The acquisitions of First State Bank in February and Encino State Bank in October added $346 million in deposits and $267 million in loans in 2004.

In Boston Private’s wealth advisory fee income grew 5.4% to $1.9 million for the fourth quarter 2004 over $1.8 million for the prior year. Investment management fee income for the fourth quarter 2004 totaled $25.2 million, up 66% over fourth quarter 2003. On a same affiliate basis, investment management fees increased 22% for the same period. Assets under advisory increased 76% to $19.3 billion at December 31, 2004 from $11.0 billion at December 31, 2003. Including the Company’s unconsolidated affiliates, total assets under advisory increased 84% to $21.1 billion over the prior year. Organic net new sales were $36 million in the fourth quarter and totaled $862 million for the full year 2004, representing an annualized growth rate of 8%. Market action, or general appreciation in the market prices of securities, resulted in an increase of $1.3 billion during the fourth quarter of 2004.

Operating expenses, including the impact of acquisitions, were $39.3 million for the fourth quarter 2004, up 57% over the fourth quarter 2003. Operating expenses, excluding the impact of acquisitions, rose 27% during the same period. The main drivers of operating expense growth were operating expenses of the acquired affiliates, incentive compensation and investments in new business initiatives.

Walter M. Pressey, President, commented, “Boston Private finished 2004 with a strong fourth quarter and I am pleased with our new business volumes and our ability to execute competitively. Our strategy to enter attractive markets and grow those businesses organically gives us a strong diversified revenue base that benefits from positive market trends and helps to mitigate the impact of periodic adverse conditions. Additionally, we have been careful to manage our operating leverage while investing in our infrastructure and future growth.”

2004 Year-End Results

For the year ended December 31, 2004, Boston Private reported total revenues of $196.8 million, an increase of 47% from $133.6 million for 2003. Net income for 2004 was $33.6 million, up 54% from $21.8 million for 2003.

In the Company’s private banking business, net interest income increased 33% to $89.7 million, up from $67.5 million for 2003. Increased business volume added approximately $22.9 million of interest income, more than offsetting the effect of interest rate margin compression, which decreased net interest income by approximately $717,000. The Company’s net interest margin for the year was 3.61%, down 3 basis points from 3.64% a year ago due to interest rate compression

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widespread in the banking industry, combined with the increased interest expense related to the Company’s convertible trust preferred financing. Excluding the impact of the trust preferred offering, the consolidated bank net interest margin was 3.66% for 2004. Boston Private’s balance sheet assets increased 49% to approximately $3.3 billion, compared to $2.2 billion at year-end 2003.

Boston Private’s wealth advisory fee income grew 14% to $7.9 million for 2004 over $7.0 million for the prior year. Investment management fee income for 2004 was $92.1 million, up 86% from $49.4 million in 2003. Total fees and other income were $108.2 million in 2004, representing 55% of total revenues. Including the Company’s unconsolidated affiliates, assets under management and advisory at year-end 2004 were $21.1 billion, up 84% from $11.5 billion at year-end 2003. Organic growth across the affiliates accounted for $1.0 billion, or 10% of the increase and $1.8 billion, or 19% of the increase, resulted from market appreciation. Acquired assets of $6.9 billion from Dalton, Greiner, Hartman, & Maher LLC, KLS Professional Advisors Group, LLC and Bingham, Osborn & Scarborough LLC accounted for 71% of the increase.

Operating expenses, including the impact of acquisitions, were $138.9 million for the year, up 45% over the prior year. Excluding the impact of acquisitions, operating expenses rose 22% during the same period. The main drivers of Boston Private’s operating expense growth in 2004 were operating expenses of the acquired affiliates, incentive compensation and investments in new business, reflecting Boston Private’s increased sales and profits, geographic expansion and the increased number of operating companies.

Strategic Expansion Developments

In October, 2004, the Company acquired of Encino State Bank (ENST.OB) of Encino, California, for approximately $33.1 million. Encino, a $189 million asset commercial bank with three offices in West Los Angeles, was merged with First State Bank, resulting in a combined private bank with over $400 million in assets. In December, Boston Private acquired an 81% interest in KLS Professional Advisors Group, LLC (KLS) for approximately $30 million. Located in New York City, KLS is a wealth management firm with approximately $2.9 billion of client assets under advisory.

To support the Company’s acquisition strategy and maintain capital requirements, Boston Private Capital Trust I issued approximately $105 million of convertible trust preferred securities guaranteed by the Company in October 2004. A portion of the proceeds from this offering were used to finance acquisitions and to pay down borrowings under the Company’s line of credit. The Company has approximately $26 million in cash and short-term investments which it anticipates using to fund future acquisitions.

Dividend Payment Increases 17%

Concurrent with the release of the fourth quarter 2004 earnings, the Board of Directors of Boston Private Financial Holdings declared a cash dividend to shareholders of $0.07 per share, reflecting the quarterly earnings performance and an increase of 17% over the prior quarter’s cash dividend of $0.06 per share. The record date for this dividend is February 1, 2005 and the payment date is February 15, 2005.

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Conference Call

Management will host a conference call to review the Company’s financial performance and business developments on January 27, 2005 at 9.a.m.Eastern time. Interested parties may join the call by dialing 877-707-9628 and the password required is “Boston”. The call will be simultaneously web cast and may be accessed on the Internet by linking through www.bostonprivate.com, www.prnewswire.com, or Yahoo! Finance. A continuous telephone replay will be available beginning at 10:30 a.m. Eastern time. The replay telephone number is 800-388-9064.

Boston Private Wealth Management Group

Boston Private is a financial services company which owns independently-operated affiliates located in key geographic regions of the U.S. Boston Private’s affiliates offer private banking, wealth advisory and investment management services to the high net worth marketplace, selected businesses and institutions. The Company’s strategy is to enter new markets primarily through selected acquisitions, and then expand its wealth management business by way of organic growth. It makes investments in mid-size firms in demographically attractive areas, forming geographic clusters that represent the firm’s core competencies. Boston Private provides continuing assistance to its affiliates with strategic matters, marketing, compliance and operations. For more information about Boston Private, visit the company’s web site at www.bostonprivate.com.

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as excluding other significant gains or losses that are unusual in nature, and are calculated on a fully taxable equivalent income basis. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

Statements in this press release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, but are not limited to, prospects for long term financial performance, the impact on the Company’s results of improved market conditions and prevailing and future interest rates, prospects for growth in balance sheet assets and assets under advisory, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond Boston Private’s control and could cause actual results to differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those set forth in the forward-looking statements include, among others, adverse conditions in the capital markets and the impact of such conditions on Boston Private’s investment advisory activities; continued or increased interest rate compression which may adversely impact net interest income; competitive pressures from other financial institutions which, together with other factors, may affect the Company’s growth and financial performance; the effects of national and local economic conditions; and the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; as well as the other risks and uncertainties detailed in Boston Private’s Annual Report on Form 10-K and other filings submitted to the Securities and Exchange Commission. Boston Private does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

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Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

(In Thousands)	December 31, 2004	December 31, 2003	% Change
FINANCIAL DATA:

Total Balance Sheet Assets	$3,270,277	$2,196,297	48.9%
Stockholders’ Equity	321,227	235,452	36.4%
Tangible Capital:
Boston Private Bank	116,164	103,063	12.7%
Borel Private Bank	59,242	45,500	30.2%
First State Bank	29,856	—	nm
Investment Securities	559,190	407,868	37.1%
Goodwill	130,486	17,181	nm
Intangible Assets	56,677	3,137	nm

Commercial Loans	1,357,067	880,626	54.1%
Residential Mortgage Loans	796,991	651,290	22.4%
Home Equity and Other Consumer Loans	94,542	80,648	17.2%

Total Loans	2,248,600	1,612,564	39.4%

Loans Held for Sale	42,384	4,900	nm

Allowance for Loan Losses	27,937	20,172	38.5%
Non-performing Loans	1,137	1,311	(13.3)%
Other Real Estate Owned	377	—	nm
Total Non-performing Assets	1,514	1,311	15.5%
Deposits	2,386,368	1,658,461	43.9%
Borrowings	474,171	263,620	79.9%

Book Value Per Share	$11.61	$9.36	24.0%
Market Price Per Share	$28.17	$24.84	13.4%

ASSETS UNDER ADVISORY:

Westfield Capital Management	$7,707,000	$6,153,000	25.3%
Boston Private Bank	2,010,000	1,986,000	1.2%
Sand Hill Advisors	1,062,000	860,000	23.5%
Boston Private Value Investors	860,000	779,000	10.4%
RINET Company	1,051,000	800,000	31.4%
Borel Private Bank	568,000	538,000	5.6%
Dalton, Greiner, Hartman, Maher & Co.	3,353,000	—	nm
KLS Professional Advisors Group	2,880,000	—	nm
Less: Inter-company Relationship	(185,000)	(150,000)	23.3%

Consolidated Assets Under Advisory	$19,306,000	$10,966,000	76.1%

Coldstream Capital Management	600,000	500,000	20.0%
Bingham, Osborn, & Scarborough	1,167,000	—	nm

Total Unconsolidated Assets Under Advisory	21,073,000	11,466,000	83.8%

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	9.82%	10.72%	(8.4)%
Non-performing Loans/Total Loans	0.05%	0.08%	(0.4)
Allowance for Loan Losses/Total Loans	1.24%	1.25%	(0.8)%
Allowance for Loan Losses/Non-performing Assets	1845.24%	1538.67%	19.9%
Total Tangible Capital/Total Tangible Assets	4.35%	9.89%	(56.0)%

	Three Months Ended		% Change	Twelve Months Ended		% Change
	December 31, 2004	December 31, 2003		December 31, 2004	December 31, 2003
OPERATING RESULTS:
Net Interest Income on a Fully Taxable Equivalent (FTE)	$26,542	$18,427	44.0%	$92,683	$70,454	31.6%
FTE Adjustment	1,076	871	23.5%	4,104	2,689	52.6%

Net Interest Income	25,466	17,556	45.1%	88,579	67,765	30.7%

Investment Management Fees:
Westfield Capital Management	11,755	9,434	24.6%	43,829	28,492	53.8%
Boston Private Bank	2,962	2,633	12.5%	11,555	9,946	16.2%
Sand Hill Advisors	1,530	1,153	32.7%	5,682	3,849	47.6%
Boston Private Value Investors	1,522	1,301	17.0%	5,922	4,511	31.3%
Borel Private Bank	789	657	20.1%	2,937	2,628	11.8%
Dalton, Greiner, Hartman, Maher & Co.	6,687	—	nm	22,222	—	nm
KLS Professional Advisors Group	—	—	nm	—	—	nm

Total Investment Management Fees	25,245	15,178	66.3%	92,147	49,426	86.4%
Wealth Advisory Fees	1,921	1,823	5.4%	7,898	6,951	13.6%
Other Fees	2,031	813	149.8%	5,352	3,926	36.3%

Total Fees	29,197	17,814	63.9%	105,397	60,303	74.8%
Earnings in Equity Investments	804	37	nm	1,019	202	nm
Gain on Sale of Loans, Net	478	151	216.6%	1,424	2,854	(50.1)%
Gain on Sale of Investments, Net	—	594	(100.0)%	373	2,508	(85.1)%

Total Fees and Other Income	30,479	18,596	63.9%	108,213	65,867	64.3%

Total Revenue	55,945	36,152	54.7%	196,792	133,632	47.3%

Provision for Loan Losses	1,411	820	72.1%	4,567	3,155	44.8%

Salaries and Employee Benefits	26,340	17,356	51.8%	93,218	62,668	48.7%
Occupancy and Equipment	4,517	3,233	39.7%	15,702	15,634	0.4%
Professional Services	2,172	1,305	66.4%	7,477	5,265	42.0%
Marketing and Business Development	1,304	899	45.1%	5,148	3,647	41.2%
Contract Services and Processing	830	587	41.4%	2,936	1,856	58.2%
Amortization of Intangibles	1,388	88	nm	4,664	239	nm
Other	2,725	1,583	72.1%	9,725	6,541	48.7%

Total Operating Expense	39,276	25,051	56.8%	138,870	95,850	44.9%

Minority Interest	460	—	nm	1,428	—	nm
Income Before Income Taxes	14,798	10,281	43.9%	51,927	34,627	50.0%
Income Tax Expense	5,332	3,403	56.7%	18,293	12,804	42.9%

Net Income	$9,466	$6,878	37.6%	$33,634	$21,823	54.1%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2004	December 31, 2003	% Change	December 31, 2004	December 31, 2003	% Change
RECONCILIATION OF GAAP EARNINGS TO ADJUSTED AND CASH EARNINGS:

Adjusted Net Income
Net Income (GAAP Basis)	$9,466	$6,878	37.6%	$33,634	$21,823	54.1%
Retroactive REIT Tax Adjustment	—	—	nm	—	1,438	(100.0)%
Lease Abandonment	—	—	nm	—	1,544	(100.0)%

Adjusted Net Income	$9,466	$6,878	37.6%	$33,634	$24,805	35.6%

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	680	52	nm	2,251	140	nm
Cash Benefit of Tax Deductions from Purchased Intangibles & Goodwill	821	160	nm	3,259	554	nm

Total Cash Basis Adjustment	1,501	212	nm	5,510	694	nm

Cash Basis Earnings	$10,967	$7,090	54.7%	$39,144	$25,499	53.5%

	Three Months Ended			Twelve Months Ended
	December 31, 2004	December 31, 2003	% Change	December 31, 2004	December 31, 2003	% Change
PER SHARE DATA:

Earnings Per Share

Basic Earnings Per Share	$0.35	$0.29	20.7%	$1.23	$0.95	29.5%
Diluted Earnings Per Share	$0.33	$0.28	17.9%	$1.18	$0.92	28.3%

Average Common Shares Outstanding	27,280	23,770	14.8%	27,313	22,955	19.0%

Average Diluted Common Shares Outstanding	31,005	24,896	24.5%	28,964	23,847	21.5%

RECONCILIATION OF GAAP EPS TO ADJUSTED AND CASH EPS: (on a Fully Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.33	$0.28	17.9%	$1.18	$0.92	28.3%
Retroactive REIT Tax Adjustment	—	—	nm	—	$0.06	(100.0)%
Lease Abandonment	—	—	nm	—	$0.06	(100.0)%
Eliminate Increase in Shares Outstanding-FAS 128 Revision	—	—		$0.01	—	nm

Adjusted Earnings Per Share	$0.33	$0.28	17.9%	$1.19	$1.04	14.4%
Cash Basis Adjustment	$0.05	$0.01	nm	$0.18	$0.03	nm

Cash Basis Earnings Per Diluted Share	$0.38	$0.29	31.0%	$1.37	$1.07	28.0%

DETAILED RECONCILIATION OF GAAP AND ADJUSTED EARNINGS

	Twelve Months Ended December 31, 2003
	GAAP Earnings	Retroactive REIT Tax Adjustment	Lease Abandonment	Adjusted Earnings
Revenues	$133,632	—	—	$133,632
Provision for Loan Losses	3,155	—	—	3,155
Expenses	95,850	(244)	(2,375)	93,231

Pre-Tax Income	34,627	244	2,375	37,246
Income Tax Expense	12,804	(1,194)	831	12,441

Net Income	$21,823	$1,438	$1,544	$24,805

Diluted Earnings Per Share	$0.92	$0.06	$0.06	$1.04

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2004	December 31, 2003	% Change	December 31, 2004	December 31, 2003	% Change
OPERATING RATIOS & STATISTICS:

Return on Average Equity	11.99%	13.99%	(14.3)%	11.42%	12.16%	(6.1)%
Return on Average Assets	1.16%	1.24%	(6.3)%	1.18%	1.06%	11.3%
Net Interest Margin	3.61%	3.47%	4.0%	3.61%	3.64%	(0.8)%
Core Net Interest Margin(3)	3.77%	3.47%	8.6%	3.66%	3.64%	0.5%
Total Fees and Other Income/Total Revenue	54.48%	51.44%	5.9%	54.99%	49.29%	11.6%
Efficiency Ratio	67.97%	68.88%	(1.3)%	67.75%	73.12%	(7.3)%
Loans Charged-off, Net of (Recoveries)	$(52)	—	nm	$4	33	(87.9)%

ADJUSTED OPERATING RATIOS:

Return on Average Equity	11.99%	13.99%	(14.3)%	11.42%	13.83%	(17.4)%
Return on Average Assets	1.16%	1.24%	(6.5)%	1.18%	1.21%	(2.5)%
Efficiency Ratio	67.97%	68.88%	(1.3)%	67.75%	71.12%	(4.7)%

CASH OPERATING RATIOS:

Return on Average Equity	13.90%	14.42%	(3.6)%	13.30%	14.21%	(6.4)%
Return on Average Assets	1.35%	1.28%	5.5%	1.38%	1.24%	11.3%

	Three Months Ended			Twelve Months Ended
	December 31, 2004	December 31, 2003	% Change	December 31, 2004	December 31, 2003	% Change
AVERAGE BALANCE SHEET:

AVERAGE ASSETS:

Interest-Bearing Cash	$1,775	$673	163.7%	$1,432	$730	96.2%
Federal Funds Sold and Money Market Investments	166,721	135,529	23.0%	114,563	117,633	(2.6)%
U.S. Treasuries and Agencies	201,194	179,181	12.3%	191,576	170,524	12.3%
Municipal Securities	231,717	193,623	19.7%	227,724	171,780	32.6%
Corporate Bonds	30,442	15,369	98.1%	40,305	17,113	135.5%
Mortgage-Backed Securities	48,500	854	nm	49,451	1,068	nm
Stock in Federal Home Loan Banks	19,333	11,112	74.0%	16,436	9,721	69.1%
Commercial Loans	1,308,253	834,897	56.7%	1,116,592	764,585	46.0%
Residential Mortgage Loans	810,172	654,055	23.9%	732,263	604,559	21.1%
Home Equity and Other Consumer Loans	90,753	79,469	14.2%	82,053	78,456	4.6%

Total Earning Assets	2,908,860	2,104,762	38.2%	2,572,395	1,936,169	32.9%
Allowance for Loan Losses	(27,077)	(19,594)	38.2%	(24,141)	(18,481)	30.6%
Goodwill	110,776	17,181	nm	82,439	16,859	nm
Intangible Assets	46,558	3,166	nm	39,585	2,235	nm
Other Assets	220,906	116,274	90.0%	174,616	114,548	52.4%

TOTAL AVERAGE ASSETS	$3,260,023	$2,221,789	46.7%	$2,844,894	$2,051,330	38.7%

AVERAGE LIABILITIES AND STOCKHOLDERS’ EQUITY:

Savings Accounts	$36,721	$25,356	44.8%	$32,325	$24,448	32.2%
NOW Accounts	220,992	175,772	25.7%	211,501	189,218	11.8%
Money Market Accounts	1,150,360	977,495	17.7%	1,071,663	862,224	24.3%
Certificates of Deposit	532,860	255,610	108.5%	423,125	253,659	66.8%

Total Interest-Bearing Deposits	1,940,933	1,434,233	35.3%	1,738,614	1,329,549	30.8%
Repurchase Agreements	84,175	72,279	16.5%	76,784	72,267	6.3%
FHLB Borrowings	258,135	200,168	29.0%	243,957	177,097	37.8%
Junior Subordinated Debentures	94,767	—	nm	27,438	—	nm
Other Borrowings	5,978	33	nm	3,996	954	nm

Total Interest-Bearing Liabilities	2,383,988	1,706,713	39.7%	2,090,789	1,579,867	32.3%
Non-interest Bearing Deposits	476,247	280,438	69.8%	374,393	260,082	44.0%
Other Liabilities	84,102	37,966	121.5%	85,305	31,969	166.8%

Total Liabilities	2,944,337	2,025,117	45.4%	2,550,487	1,871,918	36.2%
Stockholders’ Equity	315,686	196,672	60.5%	294,407	179,412	64.1%

TOTAL AVERAGE LIABILITIES & STOCKHOLDERS’ EQUITY	$3,260,023	$2,221,789	46.7%	$2,844,894	$2,051,330	38.7%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	December 31, 2004	September 30, 2004	% Change
FINANCIAL DATA:

Total Balance Sheet Assets	$3,270,277	$2,903,932	12.6%
Stockholders’ Equity	321,227	309,527	3.8%
Tangible Capital:
Boston Private Bank	116,164	112,869	2.9%
Borel Private Bank	59,242	56,742	4.4%
First State Bank	29,856	21,909	36.3%
Investment Securities	559,190	511,194	9.4%
Goodwill	130,486	87,878	48.5%
Intangible Assets	56,677	43,348	30.7%

Commercial Loans	1,357,067	1,203,679	12.7%
Residential Mortgage Loans	796,991	761,744	4.6%
Home Equity and Other Consumer Loans	94,542	83,484	13.2%

Total Loans	2,248,600	2,048,907	9.7%

Loans Held for Sale	42,384	6,208	nm

Allowance for Loan Losses	27,937	25,297	10.4%
Non-performing Loans	1,137	2,313	(50.8)%
Other Real Estate Owned	377	377	0.0%

Total Non-performing Assets	1,514	2,690	(43.7)%
Deposits	2,386,368	2,180,521	9.4%
Borrowings	474,171	342,224	38.6%

Book Value Per Share	$11.61	$11.23	3.4%
Market Price Per Share	$28.17	$24.96	12.9%

ASSETS UNDER ADVISORY:

Westfield Capital Management	$7,707,000	$6,960,000	10.7%
Boston Private Bank	2,010,000	1,910,000	5.2%
Sand Hill Advisors	1,062,000	990,000	7.3%
Boston Private Value Investors	860,000	785,000	9.6%
RINET Company	1,051,000	978,000	7.5%
Borel Private Bank	568,000	591,000	(3.9)%
Dalton, Greiner, Hartman, Maher & Co.	3,353,000	3,061,000	9.5%
KLS Professional Advisors Group	2,880,000	—	nm
Less: Inter-company Relationship	(185,000)	(156,000)	18.6%

Consolidated Assets Under Advisory	$19,306,000	$15,119,000	27.7%

Coldstream Capital Management	600,000	550,000	9.1%
Bingham, Osborn, & Scarborough	1,167,000	1,057,000	10.4%

Total Unconsolidated Assets Under Advisory	21,073,000	$16,726,000	26.0%

FINANCIAL RATIOS:

Stockholders’ Equity/Total Assets	9.82%	10.66%	(7.9)%
Non-performing Loans/Total Loans	0.05%	0.11%	(54.5)%
Allowance for Loan Losses/Total Loans	1.24%	1.23%	0.8%
Allowance for Loan Losses/Non-performing Assets	1845.24%	940.41%	96.2%
Total Tangible Capital/Total Tangible Assets	4.35%	6.43%	(32.3)%

	Three Months Ended
	December 31, 2004	September 30, 2004	% Change
OPERATING RESULTS:

Net Interest Income - (FTE)	$26,542	$24,065	10.3%
FTE Adjustment	1,076	1,056	1.9%

Net Interest Income	25,466	23,009	10.7%

Investment Management Fees:
Westfield Capital Management	11,755	10,755	9.3%
Boston Private Bank	2,962	2,872	3.1%
Sand Hill Advisors	1,530	1,447	5.7%
Boston Private Value Investors	1,522	1,486	2.4%
Borel Private Bank	789	690	14.3%
Dalton, Greiner, Hartman, Maher & Co.	6,687	5,974	11.9%
KLS Professional Advisors Group	—	—	nm

Total Investment Management Fees	25,245	23,224	8.7%
Wealth Advisory Fees	1,921	1,993	(3.6)%
Other Fees	2,031	1,060	91.6%

Total Fees	29,197	26,277	11.1%
Earnings (Loss) in Equity Investments	804	184	nm
Gain on Sale of Loans, Net	478	252	89.7%
Gain on Sale of Investments, Net	—	162	(100.0)%

Total Fees and Other Income	30,479	26,875	13.4%

Total Revenue	55,945	49,884	12.2%

Provision for Loan Losses	1,411	1,130	24.9%

Salaries and Employee Benefits	26,340	23,012	14.5%
Occupancy and Equipment	4,517	4,006	12.8%
Professional Services	2,172	2,325	(6.6)%
Marketing and Business Development	1,304	1,155	12.9%
Contract Services and Processing	830	751	10.5%
Amortization of Intangibles	1,388	1,244	11.6%
Other	2,725	2,315	17.7%

Total Operating Expense	39,276	34,808	12.84%

Minority Interest	460	366	25.7%
Income Before Income Taxes	14,798	13,580	9.0%
Income Tax Expense	5,332	4,800	11.1%

Net Income	$9,466	$8,780	7.8%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Three Months Ended		% Change
	December 31, 2004	September 30, 2004
RECONCILIATION OF GAAP EARNINGS TO ADJUSTED AND CASH EARNINGS:

Adjusted Net Income
Net Income (GAAP Basis)	$9,466	$8,780	7.8%
Retroactive REIT Tax Adjustment	—	—	nm
Lease Abandonment	—	—	nm

Adjusted Net Income	$9,466	$8,780	7.8%

Cash Basis Earnings (2)
Book Amortization of Purchased Intangibles, Net of Tax	680	597	13.9%
Cash Benefit of Tax Deductions from Purchased Intangibles and Goodwill	821	821	0.0%

Total Cash Basis Adjustment	1,501	1,418	5.9%

Cash Basis Earnings	$10,967	$10,198	7.5%

	Three Months Ended		% Change
	December 31, 2004	September 30, 2004
PER SHARE DATA:

Earnings Per Share
Basic Earnings Per Share	$0.35	$0.32	9.4%
Diluted Earnings Per Share	$0.33	$0.31	6.5%

Average Basic Common Shares Outstanding	27,280	27,390	(0.4)%

Average Diluted Common Shares Outstanding	31,005	28,522	8.7%

Eliminate Increase in Shares Outstanding - FAS - 128 Revision	—	—

Adjusted Average Diluted Shares Outstanding	31,005	28,522	8.7%

RECONCILIATION OF GAAP EPS TO ADJUSTED AND CASH EPS: (on a Fully Diluted Basis)

Earnings Per Share (GAAP Basis)	$0.33	$0.31	6.5%
Retroactive REIT Tax Adjustment	—	—	nm
Lease Abandonment	—	—	nm
Eliminate Increase in Shares Outstanding - FAS 128 Revision	—	—	nm

Adjusted Earnings Per Share	$0.33	$0.31	6.5%
Cash Basis Adjustment	$0.05	$0.05	0.0%

Cash Basis Earnings Per Diluted Share	$0.38	$0.36	5.6%

OPERATING RATIOS & STATISTICS:

Return on Average Equity	11.99%	11.59%	3.5%
Return on Average Assets	1.16%	1.22%	(4.9)%
Net Interest Margin	3.61%	3.68%	(1.9)%
Core Net Interest Margin (3)	3.77%	3.69%	2.2%
Total Fees and Other Income/Total Revenue	54.48%	53.87%	1.1%
Efficiency Ratio	67.97%	66.67%	1.9%
Loans Charged-off, Net of Recoveries	$(52)	$44	(218.2)%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	As Reported December 31, 2004	December 31, 2003	% Change	Acquisitions December 31, 2004	Same Affiliates December 31, 2004	% Change
SAME AFFILIATES (1)
Growth Excluding Acquisitions

FINANCIAL DATA: (In Thousands)
Total Balance Sheet Assets	$3,270,277	$2,196,297	48.9%	$575,808	$2,694,469	22.7%
Stockholders’ Equity	321,227	235,452	36.4%	202,651	118,576	(49.6)%
Tangible Capital:
Boston Private Bank	116,164	103,063	12.7%	—	116,164	12.7%
Borel Private Bank	59,242	45,500	30.2%	—	59,242	30.2%
First State Bank	29,856	—	nm	29,856	—	nm
Investment Securities	559,190	407,868	37.1%	36,885	522,305	28.1%
Goodwill	130,486	17,181	nm	113,461	17,025	(0.9)%
Intangible Assets	56,677	3,137	nm	53,928	2,749	(12.4)%

Commercial Loans	1,357,067	880,626	54.1%	249,408	1,107,659	25.8%
Residential Mortgage Loans	796,991	651,290	22.4%	9,824	787,167	20.9%
Home Equity and Other Consumer Loans	94,542	80,648	17.2%	7,457	87,085	8.0%

Total Loans	2,248,600	1,612,564	39.4%	266,689	1,981,911	22.9%

Loans Held for Sale	42,384	4,900	nm	29,585	12,799	161.2%
Allowance for Loan Losses	27,937	20,172	38.5%	3,475	24,462	21.3%
Non-performing Loans	1,137	1,311	(13.3)%	152	985	(24.9)%
Other Real Estate Owned	377	—	nm	377	—	nm
Total Non-performing Assets	1,514	1,311	15.5%	529	985	(24.9)%
Deposits	2,386,368	1,658,461	43.9%	346,321	2,040,047	23.0%
Borrowings	474,171	263,620	79.9%	114,435	359,736	36.5%

ASSETS UNDER ADVISORY:
Westfield Capital Management	$7,707,000	$6,153,000	25.3%	—	$7,707,000	25.3%
Boston Private Bank	2,010,000	1,986,000	1.2%	—	2,010,000	1.2%
Sand Hill Advisors	1,062,000	860,000	23.5%	—	1,062,000	23.5%
Boston Private Value Investors	860,000	779,000	10.4%	—	860,000	10.4%
RINET Company	1,051,000	800,000	31.4%	—	1,051,000	31.4%
Borel Private Bank	568,000	538,000	5.6%	—	568,000	5.6%
Dalton, Greiner, Hartman, Maher & Co.	3,353,000	—	nm	3,353,000	—	nm
KLS Professional Advisors Group	2,880,000	—		2,880,000	—	nm
Less: Inter-company Relationship	(185,000)	(150,000)	23.3%	—	(185,000)	23.3%

Consolidated Assets Under Advisory	$19,306,000	$10,966,000	76.1%	6,233,000	$13,073,000	19.2%

Coldstream Capital Management	$600,000	500,000	20.0%	—	$600,000	20.0%
Bingham, Osborn, & Scarborough	$1,167,000	—	nm	$1,167,000	—	nm

Total Unconsolidated Assets Under Advisory	$21,073,000	11,466,000	83.8%	$7,400,000	$13,673,000	19.2%

	Three Months Ended
	As Reported December 31, 2004	December 31, 2003	% Change	Acquisitions December 31, 2004	Same Affiliates December 31, 2004	% Change
OPERATING RESULTS:
Net Interest Income	$26,542	$18,427	44.0%	$3,282	$23,260	26.2%
FTE Adjustment	1,076	871	23.5%	—	1,076	23.5%

Net Interest Income	25,466	17,556	45.1%	$3,282	22,184	26.4%

Investment Management Fees:
Westfield Capital Management	11,755	9,434	24.6%	—	11,755	24.6%
Boston Private Bank	2,962	2,633	12.5%	—	2,962	12.5%
Sand Hill Advisors	1,530	1,153	32.7%	—	1,530	32.7%
Boston Private Value Investors	1,522	1,301	17.0%	—	1,522	17.0%
Borel Private Bank	789	657	20.1%	—	789	20.1%
Dalton, Greiner, Hartman, Maher & Co.	6,687	—	nm	6,687	—	nm
KLS Professional Advisors Group	—	—	nm	—	—	nm

Total Investment Management Fees	25,245	15,178	66.3%	6,687	18,558	22.3%
Wealth Advisory Fees	1,921	1,823	5.4%	—	1,921	5.4%
Other Fees	2,031	813	149.8%	482	1,549	90.5%

Total Fees	29,197	17,814	63.9%	7,169	22,028	23.7%

Earnings in Equity Investments	804	37	nm	127	677	nm
Gain on Sale of Loans, Net	478	151	216.6%	281	197	30.5%
Gain on Sale of Investments, Net	—	594	(100.0)%	—	—	nm

Total Fees and Other Income	30,479	18,596	63.9%	7,577	22,902	23.2%

Total Revenue	55,945	36,152	54.7%	10,859	45,086	24.7%

Provision for Loan Losses	1,411	820	72.1%	101	1,310	59.8%

Salaries and Employee Benefits	26,340	17,356	51.8%	4,292	22,048	27.0%
Occupancy and Equipment	4,517	3,233	39.7%	558	3,959	22.5%
Professional Services	2,172	1,305	66.4%	301	1,871	43.4%
Marketing and Business Development	1,304	899	45.1%	154	1,150	27.9%
Contract Services and Processing	830	587	41.4%	215	615	4.8%
Amortization of Intangibles	1,388	88	nm	1,303	85	(3.4)%
Other	2,725	1,583	72.1%	706	2,019	27.5%

Total Operating Expense	39,276	25,051	56.8%	7,529	31,747	26.7%

Minority Interest	460	—	nm	460	—	nm
Income Before Income Taxes	14,798	10,281	43.9%	2,769	12,029	17.0%
Income Tax Expense	5,332	3,403	56.7%	1,370	3,962	16.4%

Net Income	$9,466	$6,878	37.6%	$1,399	$8,067	17.3%

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

	Twelve Months Ended
	As Reported December 31, 2004	December 31, 2003	% Change	Acquisitions December 31, 2004	Same Affiliates December 31, 2004	% Change
OPERATING RESULTS:

Net Interest Income - (FTE)	$92,683	$70,454	31.6%	$9,125	$83,558	18.6%
FTE Adjustment	4,104	2,689	52.6%	—	4,104	52.6%

Net Interest Income	88,579	67,765	30.7%	$9,125	79,454	17.2%

Investment Management Fees:
Westfield Capital Management	43,829	28,492	53.8%	—	43,829	53.8%
Boston Private Bank	11,555	9,946	16.2%	—	11,555	16.2%
Sand Hill Advisors	5,682	3,849	47.6%	—	5,682	47.6%
Boston Private Value Investors	5,922	4,511	31.3%	—	5,922	31.3%
Borel Private Bank	2,937	2,628	11.8%	—	2,937	11.8%
Dalton, Greiner, Hartman, Maher & Co.	22,222	—	nm	22,222	—	nm
KLS Professional Advisors Group	—	—	nm	—	—	nm

Total Investment Management Fees	92,147	49,426	86.4%	22,222	69,925	41.5%
Wealth Advisory Fees	7,898	6,951	13.6%	—	7,898	13.6%
Other Fees	5,352	3,926	36.3%	1,328	4,024	2.5%

Total Fees	105,397	60,303	74.8%	23,550	81,847	35.7%
(Loss) Earnings In Equity Investments	1,019	202	nm	453	566	180.2%
Gain on Sale of Loans, Net	1,424	2,854	(50.1)%	433	991	(65.3)%
Gain on Sale of Investments, Net	373	2,508	(85.1)%	—	373	(85.1)%

Total Fees and Other Income	108,213	65,867	64.3%	24,436	83,777	27.2%

Total Revenue	196,792	133,632	47.3%	33,561	163,231	22.1%

Provision for Loan Losses	4,567	3,155	44.8%	307	4,260	35.0%

Salaries and Employee Benefits	93,218	62,668	48.7%	12,564	80,654	28.7%
Occupancy and Equipment	15,702	15,634	0.4%	1,336	14,366	(8.1)%
Professional Services	7,477	5,265	42.0%	899	6,578	24.9%
Marketing and Business Development	5,148	3,647	41.2%	444	4,704	29.0%
Contract Services and Processing	2,936	1,856	58.2%	707	2,229	20.1%
Amortization of Intangibles	4,664	239	nm	4,318	346	44.8%
Other	9,725	6,541	48.7%	1,887	7,838	19.8%

Total Operating Expenses	138,870	95,850	44.9%	22,155	116,715	21.8%

Minority Interest	1,428	—	nm	1,428	—	nm
Income Before Taxes	51,927	34,627	50.0%	9,671	42,256	22.0%
Income Tax Expense	18,293	12,804	42.9%	4,261	14,032	9.6%

Net Income	$33,634	$21,823	54.1%	$5,410	$28,224	29.3%

(1)	These amounts exclude Dalton, Greiner, Hartman, Maher & Co., First State Bank, Bingham Osborn & Scarborough, and KLS Professional Advisors Group and interest on the subordinated debentures. This data is shown for comparative purposes only to indicate the growth without the acquisitions made in 2004

Boston Private Financial Holdings, Inc.

Selected Financial Data

(Unaudited)

(2)	The Company defines Cash Basis Earnings as adjusted earnings, plus the amortization of the purchased intangibles (net of tax), plus the tax benefit on the portion of the purchase price which is deductible over a 15 year life.

These tax savings are deferred under GAAP accounting but are included in cash earnings since the tax savings (lower tax payment) will be retained unless the acquired company is sold.

(3)	The Company defines Core Net Interest Margin as Net Interest Margin excluding the interest expense on the Junior Subordinate Debentures.